Exhibit 10.51
May __, 2014
Advance Auto Parts, Inc.
5008 Airport Road
Roanoke, VA 24012
Attention: George E. Sherman

RE:     First Amendment to Employment Agreement

Dear Mr. Sherman:

The purpose of this letter agreement is to confirm our understanding regarding an amendment to the employment agreement between you and Advance Auto Parts, Inc., a Delaware corporation, (the “Company”), dated as of April 21, 2013 (the “Employment Agreement”). When fully executed, this letter agreement shall constitute the First Amendment to the Employment Agreement (the “First Amendment”). Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings set forth in the Employment Agreement. It is hereby agreed as follows:

1.    AMENDMENT TO SECTION 4(e)(i)(C). Section 4(e)(i)(C) of the Employment Agreement is hereby amended to read as follows:

“(C) the Company’s requiring the Executive to be based more than 60 miles from the Company’s office in Raleigh, North Carolina; or”

2.    NO OTHER AMENDMENT. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof. All references in the Employment Agreement to “this Agreement” shall be deemed to refer to the Employment Agreement as amended by this First Amendment.

3.    GOVERNING LAW; TITLES; COUNTERPARTS. Sections 7, 14 and 15 of the Employment Agreement (“Governing Law,” “Titles” and “Counterparts,” respectively) are expressly incorporated by reference herein.

May __, 2014

ADVANCE AUTO PARTS, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

___________________________________
George E. Sherman

May __, 2014

Advance Auto Parts, Inc.
5008 Airport Road
Roanoke, VA 24012
Attention: Charles E. Tyson

RE:     First Amendment to Employment Agreement

Dear Mr. Tyson:

The purpose of this letter agreement is to confirm our understanding regarding an amendment to the employment agreement between you and Advance Auto Parts, Inc., a Delaware corporation, (the “Company”), dated as of April 21, 2013 (the “Employment Agreement”). When fully executed, this letter agreement shall constitute the First Amendment to the Employment Agreement (the “First Amendment”). Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings set forth in the Employment Agreement. It is hereby agreed as follows:

1.    AMENDMENT TO SECTION 4(e)(i)(C). Section 4(e)(i)(C) of the Employment Agreement is hereby amended to read as follows:

“(C) the Company’s requiring the Executive to be based more than 60 miles from the Company’s office in Raleigh, North Carolina; or”

2.    NO OTHER AMENDMENT. Except as expressly amended hereby, the Employment Agreement shall remain in full force and effect in accordance with its terms, without any waiver, amendment or modification of any provision thereof. All references in the Employment Agreement to “this Agreement” shall be deemed to refer to the Employment Agreement as amended by this First Amendment.

3.    GOVERNING LAW; TITLES; COUNTERPARTS. Sections 7, 14 and 15 of the Employment Agreement (“Governing Law,” “Titles” and “Counterparts,” respectively) are expressly incorporated by reference herein.

ADVANCE AUTO PARTS, INC.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

___________________________________
Charles E. Tyson